CORPORATE STRUCTURE as of 12/01/02 OF ALLEGHENY ENERGY, INC. AND ITS SUBSIDIARIES *

ALLEGHENY ENERGY, INC.

Allegheny Energy Service Corporation

Monongahela Power Company
     Allegheny Pittsburgh Coal Company (25%)
     Allegheny Generating Company (22.97%)
     Mountaineer Gas Company
          Mountaineer Gas Services, Inc.
               Universal Coil, LLC (50%)

The Potomac Edison Company Allegheny Pittsburgh Coal Company (25%) PE Transferring Agent, LLC

West Penn Power Company
     Allegheny Pittsburgh Coal Company (50%)
     The West Virginia Power & Transmission Company
          West Penn West Virginia Water Power Company
     West Penn Transferring Agent LLC
     West Penn Funding Corporation
          West Penn Funding LLC
          West Penn Funding, LLC - West

Allegheny Energy Supply Company, LLC (98.02%)
     Allegheny Generating Company (77.03%)
     Allegheny Energy Supply Capital, LLC
     Allegheny Energy Supply Capital Midwest, LLC
     Allegheny Energy Supply Conemaugh, LLC
          Allegheny Energy Supply Conemaugh Fuels, LLC
     Allegheny Energy Supply Gleason Generating Facility, LLC
     Allegheny Energy Supply Lincoln Generating Facility, LLC
     Allegheny Energy Supply Units 3, 4 & 5, LLC
     Allegheny Energy Supply Wheatland Generating Facility, LLC
     Allegheny Trading Finance Company**
          Energy Financing Company, L.L.C.***
     Allegheny Energy Supply Lincoln Generating Facility, LLC
     Lake Acquisition Company, L.L.C.
     Allegheny Energy Supply Development Services, LLC
          NYC Energy LLC (50%)
     Acadia Bay Energy Company, LLC
     Buchanan Energy Company of Virginia, LLC
          Buchanan Generation, LLC (50%)

Allegheny Energy Supply Hunlock Creek, LLC Hunlock Creek Energy Ventures (50%)

Allegheny Ventures, Inc.
     AYP Energy, Inc.
     Allegheny Communications Connect, Inc.
          Allegheny Communications Connect of Virginia, Inc.
          Allegheny Communications Connect of Pennsylvania, LLC
          Allegheny Communications Connect of Ohio, LLC
          Allegheny Communications Connect of West Virginia, LLC
          AFN Finance Company No. 2, LLC
          Odyssey Communications, LLC (40%)
          AFN, LLC
     Allegheny Energy Solutions, Inc.
     MABCO Steam Company, LLC (19.968%)
     APS Cogenex, L.L.C. (50%)
     Alliance Energy Services Partnership (50%) ****
     Alliance Gas Services Holdings, LLC ******
     Alliance Gas Services, Inc. (50%) *****
     Fellon-McCord Associates, Inc. ****
     Utility Associates, Inc. (10%)

Ohio Valley Electric Corporation (12.50%) Green Valley Hydro, LLC
**** Sold to Constellation Energy Group 12/31/02 ***** Merged into Alliance Gas Services Holdings, LLC 3/1/02 ******Formed (60%) as of 3/1/02; (80%) as of 12/27/02